UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 6, 2007

AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85286
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-10.1
EX-10.2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On June 28, 2007, the Board of Directors of Amkor Technology, Inc. (the “Company”) approved, subject to stockholder approval, the adoption of the 2007 Executive Incentive Bonus Plan (the “Bonus Plan”) and the 2007 Equity Incentive Plan (the “Incentive Plan”, and together with the Bonus Plan, the “Plans”). At our annual meeting of stockholders on August 6, 2007, the stockholders approved the Plans. The Plans will be effective on January 1, 2008.
2007 Executive Incentive Bonus Plan
          The purpose of the Bonus Plan is to increase stockholder value and the success of the Company by motivating key executives to perform to the best of their abilities, and achieve the Company’s objectives. The Bonus Plan will be administered by the Compensation Committee of the Board of Directors. Under the Bonus Plan, participants will be eligible to receive awards based upon the attainment and certification of certain performance criteria established by the Compensation Committee. The amounts that will be paid pursuant to the Bonus Plan are not currently determinable as awards are determined based on actual future performance. The maximum bonus payment that any participant may receive under the Bonus Plan in any year is the lesser of $3,000,000 or 200% of the participant’s base salary.
          The Bonus Plan is described in detail in our 2007 proxy statement on Schedule 14-A filed with the Securities and Exchange Commission on July 13, 2007 in connection with the annual meeting of stockholders held on August 6, 2007. The descriptions of the Bonus Plan set forth herein and in the proxy statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Bonus Plan, which is filed as an exhibit hereto.
2007 Equity Incentive Plan
          The purpose of the Incentive Plan is: (i) to attract and retain the best available personnel for positions of substantial responsibility, (ii) to provide incentives to individuals who perform services to the Company, and (iii) to promote the success of the Company’s business. The Incentive Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) restricted stock, (iii) restricted stock units, (iv) stock appreciation rights, (v) performance units and performance shares, and (vi) other stock or cash awards. Employees, directors and consultants who provide services to the Company or its subsidiaries will be eligible for awards under the Incentive Plan. The Board has reserved 17,000,000 shares of our common stock for issuance under the Incentive Plan. The shares may be authorized, but unissued, or reacquired common stock. The Board, or committees appointed by the Board, will administer the Incentive Plan.
          The Incentive Plan will replace our 1998 Stock Plan and 1998 Director Option Plan, effective as of January 1, 2008.
          The Incentive Plan is described in detail in our 2007 proxy statement on Schedule 14-A filed with the Securities and Exchange Commission on July 13, 2007 in connection with the annual meeting of stockholders held on August 6, 2007. The descriptions of the Incentive Plan set forth herein and in the proxy statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Plan, which is filed as an exhibit hereto.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
10.1	2007 Executive Incentive Bonus Plan

10.2	2007 Equity Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2007	Amkor Technology, Inc.

/s/ Kenneth T. Joyce
Kenneth T. Joyce
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	2007 Executive Incentive Bonus Plan

10.2	2007 Equity Incentive Plan